Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, August 28, 2025 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on August 11, 2025 (ex-date August 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.053	5.1%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.042	4.0%
Net Realized Long-Term Capital Gains	0.150	100.0%	0.955	90.9%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.150	100.0%	$1.050	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	11.80%
Annualized Current Distribution Rate (3)	7.52%
Fiscal YTD Cumulative Total Return on NAV (4)	6.07%
Fiscal YTD Cumulative Distribution Rate (5)	3.76%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, September 29, 2025 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on September 12, 2025 (ex-date September 12, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.039	3.2%
Net Realized Short-Term Capital Gains	0.038	25.3%	0.049	4.1%
Net Realized Long-Term Capital Gains	0.112	74.7%	1.112	92.7%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.150	100.0%	$1.200	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 29, 2025
Average Annual Total Return on NAV for the 5-year period (2)	10.62%
Annualized Current Distribution Rate (3)	7.53%
Fiscal YTD Cumulative Total Return on NAV (4)	6.65%
Fiscal YTD Cumulative Distribution Rate (5)	4.39%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, October 30, 2025 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on October 14, 2025 (ex-date October 14, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.016	10.5%	$0.055	4.1%
Net Realized Short-Term Capital Gains	0.105	70.2%	0.154	11.4%
Net Realized Long-Term Capital Gains	0.029	19.3%	1.141	84.5%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.150	100.0%	$1.350	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 30, 2025
Average Annual Total Return on NAV for the 5-year period (2)	12.07%
Annualized Current Distribution Rate (3)	7.21%
Fiscal YTD Cumulative Total Return on NAV (4)	11.92%
Fiscal YTD Cumulative Distribution Rate (5)	4.81%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, November 26, 2025 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on November 13, 2025 (ex-date November 13, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.014	9.5%	$0.069	4.6%
Net Realized Short-Term Capital Gains	0.136	90.5%	0.337	22.5%
Net Realized Long-Term Capital Gains	0.000	0.0%	1.094	72.9%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.150	100.0%	$1.500	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	12.90%
Annualized Current Distribution Rate (3)	6.99%
Fiscal YTD Cumulative Total Return on NAV (4)	16.16%
Fiscal YTD Cumulative Distribution Rate (5)	5.24%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, December 30, 2025 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on December 11, 2025 (ex-date December 11, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2025 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.002	1.3%	$0.071	4.3%
Net Realized Short-Term Capital Gains	0.085	56.7%	0.422	25.6%
Net Realized Long-Term Capital Gains	0.063	42.0%	1.157	70.1%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.150	100.0%	$1.650	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 28, 2025
Average Annual Total Return on NAV for the 5-year period (2)	9.87%
Annualized Current Distribution Rate (3)	7.15%
Fiscal YTD Cumulative Total Return on NAV (4)	14.37%
Fiscal YTD Cumulative Distribution Rate (5)	5.95%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, January 9, 2026 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a special year-end distribution of $1.191 per share to shareholders of record at the close of business on December 29, 2025 (ex-date December 29, 2025).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	Special Year-End Distribution Sources		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.071	2.5%
Net Realized Short-Term Capital Gains	0.000	0.0%	0.422	14.9%
Net Realized Long-Term Capital Gains	1.191	100.0%	2.348	82.6%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$1.191	100.0%	$2.841	100.0%

(1)	Fiscal year started February 1, 2025.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

November 28, 2025
Average Annual Total Return on NAV for the 5-year period (2)	9.87%
Annualized Current Distribution Rate (3)	7.15%
Fiscal YTD Cumulative Total Return on NAV (4)	14.37%
Fiscal YTD Cumulative Distribution Rate (5)	10.68%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.15 per share) annualized as a percentage of the Fund’s NAV at month end.
(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end (inclusive of the special year-end distribution) as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 5.95% if the special year-end distribution of $1.191 per share was excluded.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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Virtus Artificial Intelligence & Technology Opportunities Fund

Section 19(a) Notice

HARTFORD, CT, January 29, 2026 – Virtus Artificial Intelligence & Technology Opportunities Fund (NYSE: AIO) declared a distribution of $0.15 per share to shareholders of record at the close of business on January 12, 2026 (ex-date January 12, 2026).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year-to-date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2026 (MTD)		Fiscal Year-to-Date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.000	0.0%	$0.070	2.3%
Net Realized Short-Term Capital Gains	0.126	84.0%	0.549	18.4%
Net Realized Long-Term Capital Gains	0.024	16.0%	2.372	79.3%
Return of Capital (or other Capital Source)	0.000	0.0%	0.000	0.0%

Total Distribution	$0.150	100.0%	$2.991	100.0%

(1)

Fiscal year started February 1, 2025. Per share amount includes the special year-end distribution of $1.191 per share paid January 9, 2026 to shareholders of record at the close of business on December 29, 2025 sourced from net realized long-term gains.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s net asset value (NAV) and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

December 31, 2025
Average Annual Total Return on NAV for the 5-year period (2)	8.55%
Annualized Current Distribution Rate (3)	7.51%
Fiscal YTD Cumulative Total Return on NAV (4)	14.84%
Fiscal YTD Cumulative Distribution Rate (5)	11.85%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Annualized Current Distribution Rate is the current distribution rate ($0.15 per share) annualized as a percentage of the Fund’s NAV at month end.

Virtus Artificial Intelligence & Technology Opportunities Fund - 2

(4)

Fiscal YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the fiscal year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)

Fiscal YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the fiscal year to this month end (inclusive of the special year-end distribution) as a percentage of the Fund’s NAV at month end. The Fiscal YTD Cumulative Distribution Rate would be 6.88% if the special year-end distribution of $1.191 per share was excluded.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid, in part or in full, from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you what distributions to report for federal income tax purposes.

For more information on Virtus Artificial Intelligence & Technology Opportunities Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of virtus.com.

CUSIP: 92838Y100

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